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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 15, 1998


                         Continental Natural Gas, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Oklahoma                     0-22867                73-1198957
-------------------------         ------------         -------------------
(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)

      1437 South Boulder, Suite 1250, Tulsa, Oklahoma               74119
  ---------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (918) 582-4700


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1.   Changes In Control Of Registrant

     The stockholder's of Continental Natural Gas, Inc. (the "Company") approved, at a special meeting held on October 15, 1998, a resolution to approve and adopt the Agreement and Plan of Merger dated July 31, 1998, as amended, by and between the Company and CMS Energy Corporation. The reorganization and merger will become effective at 12:01 a.m. October 16, 1998. The Company and CMS Energy Corporation will issue a joint press release dated October 16, 1998 and attached hereto as Exhibit 99.1, announcing the stockholder approval and adoption of the reorganization and merger agreement and the consummation of the merger.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

               (c)  Exhibits

                    Exhibit 99.1 Press Release dated October 16, 1998.
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SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Continental Natural Gas, Inc.




                                        By:    /s/ GARRY D. SMITH
                                             ----------------------------------
                                             Garry D. Smith
                                             Vice President - Controller, and
                                             Chief Financial Officer




Dated:  October 15, 1998
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                               INDEX TO EXHIBITS

     EXHIBIT
     NUMBER              EXHIBIT
     -------             -------
      99.1               Press Release dated October 16, 1998